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                                                                    Exhibit 24.2
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                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Don J. McDermett, Jr., Mark H. Kleinman, Robert L. Estep, James E. O'Bannon and Michael C. Gibbs the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign on his or her behalf, as a director or officer, or both, as the case may be, of Sterling Software, Inc., a Delaware corporation (the "Corporation"), one or more Registration Statements on Form S-3 or any other appropriate form (collectively, the "Registration Statement"), for the purpose of registering, pursuant to the Securities Act of 1933, as amended, shares of Common Stock, par value $0.10 per share, of the Corporation issuable in connection with the exercise of options granted or available for grant under the Sterling Software, Inc. 1992 Non-Statutory Stock Option Plan and the resale of such shares, and to sign any or all amendments and any or all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated: September 10, 1996



/s/ Sterling L. Williams             /s/ Robert J. Donachie
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Sterling L. Williams                 Robert J. Donachie


/s/ Jeannette P. Meier               /s/ Phillip A. Moore
- ---------------------------          ---------------------------
Jeannette P. Meier                   Phillip A. Moore


                                     /s/ Donald R. Miller, Jr.
- ---------------------------          ---------------------------
Sam Wyly                             Donald R. Miller, Jr.


/s/ Charles J. Wyly, Jr.             /s/ Francis A. Tarkenton
- ---------------------------          ---------------------------
Charles J. Wyly, Jr.                 Francis A. Tarkenton


/s/ Evan A. Wyly
- ---------------------------
Evan A. Wyly


/s/ Michael C. French
- ---------------------------
Michael C. French